Exhibit 99.1

EMPLOYMENT AGREEMENT

BETWEEN

MICHAEL LYON
AND
ATLAS MINING COMPANY

EMPLOYMENT AGREEMENT

THIS AGREEMENT (“Agreement”), by and between Atlas Mining Company, an Idaho corporation (the “Company”), and Michael Lyon (the “Executive”) is made and is effective as of this 30th day of June, 2008 (the “Employment Date”). In consideration of the mutual covenants set forth herein, the Company and the Executive hereby agree as follows:

1. Employment. The Company hereby agrees to employ the Executive, and the Executive agrees to serve the Company, in the capacities described herein during the Period of Employment (as defined in Section 2 of this Agreement), in accordance with the terms and conditions of this Agreement.

2. Period of Employment. The term “Period of Employment” shall mean the period which commences on the Employment Date and, unless earlier terminated pursuant to Section 6, ends on the same date six months later.

3. Duties During the Period of Employment.

3.1 Duties.  The Executive shall be employed as the President and Chief Executive Officer of the Company with overall charge and responsibility for the business and affairs of the Company. The Executive shall report directly to the Company’s Board of Directors (the “Board”) and shall perform such duties as the Executive and the Board reasonably agree on.   The Executive will be permitted to attend meetings of the Board of Directors but not meetings of the independent directors meeting in executive session.

    3.2 Scope.  The Executive’s duties shall be part time and he shall devote only such of his business time and attention to the business and affairs of the Company as he and the Board agree is required.  The Executive will not be required to relocate and he will be required to spend only so much of his business time and attention at the facilities of the Company as he and the Board agree is required.

4. Compensation and Options.

4.1 Salary. The Company shall pay to Cirrus Advisors, Inc. as compensation to the Executive compensation at the rate of twelve thousand five hundred dollars per month, payable in advance on the first business day of the month, except for the period of June, 2008, which will be payable with the July payment.

4.2 Stock Options. In order to induce the Executive to enter into this Agreement, the Company shall, as of the Employment Date, grant to Cirrus Advisors, Inc. a five year stock option grant with respect fifty thousand shares of the Company’s stock.  The exercise price will be the closing market price on the Employment Date.  8,333 options shall vest and become exercisable immediately and are not forfeitable; 8,333 options shall vest and will be nonforfeitable on the same date on the month as this agreement in July, August and September and 8,334 shall vest and will be nonforfeitable on the same date on the month as this agreement in October and November.  The options will be subject to standard antidilution provisions.  The options and the shares issuable upon exercise of the options are not subject to registration rights and are not subject to any put or call or similar arrangements.  The Company and the Executive will enter into a separate option agreement with respect to the options.

4.3 No Payment of Professional Fees. The Company will not pay any fees of the Executive’s attorneys, accountants and other advisors in connection with the negotiation and preparation of this Agreement.

5. Other Executive Benefits.

5.1 Regular Reimbursed Business Expenses. The Company shall promptly reimburse the Executive for all expenses and disbursements reasonably incurred by the Executive in the performance of his duties hereunder during the Period of Employment.   Notwithstanding the foregoing, it is understood that the Executive will live in the Chicago, Illinois area and reasonable expenses and disbursements include costs of travel, lodging, meals, and similar expenses for visits to the Company’s facilities and costs of communication, mailing, and similar expenses in connection with the Company’s business.  Expenses may be incurred by and reimbursed to Cirrus Advisors, Inc.

5.2 Benefit Plans. The Executive and his eligible family members shall not be entitled to participate in and of the Company’s benefit plans.

 6. Termination.

6.1 Death. This Agreement and the Period of Employment shall terminate automatically upon the Executive’s death.

6.2 Disability. If the Company determines in good faith that the physical or mental disability of the Executive for more than thirty days has occurred, it may give to the Executive written notice of its intention to terminate the Executive’s employment. In such event, the Executive’s employment with the Company shall terminate effective on the thirtieth day after receipt by the Executive of such notice.

6.3 By the Company for Cause. During the Period of Employment, the Company may terminate the Executive’s employment immediately for “Cause.” For purposes of this Agreement, “Cause” means (i) the willful failure by the Executive to perform his duties hereunder, as agreed upon by the Board and the Executive (after the provision to the Executive of a reasonable opportunity to cure after written notice is provided by the Company) where the failure to so perform can reasonably be expected to adversely affect the Company in a manner that is not insignificant (provided, however, that failure by the Company to achieve any targeted or anticipated level of performance shall not, by itself, constitute failure by the Executive to perform his duties), (ii) the willful failure by the Executive to observe material Company policies and/or material policies of affiliates of the Company generally applicable to executives of the Company and/or its affiliates (after the provision to the Executive of a reasonable opportunity to cure after written notice is provided by the Company), (iii) gross negligence or willful misconduct by the Executive in the performance of his duties, and (iv) the commission by the Executive of any intentional act of fraud, theft or financial dishonesty with respect to the Company or any of its affiliates, or any felony or criminal act involving moral turpitude.  For purposes of this definition, no act or failure to act on the part of the Executive shall be considered “willful” unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive’s action or omission was in the best interest of the Company. Any act, or failure to act, based upon direction given in a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interest of the Company.

6.4 By Executive for Good Reason. During the Period of Employment, the Executive’s employment hereunder may be terminated by the Executive for Good Reason.  For purposes of this Agreement, “Good Reason” means, without the Executive’s written consent, (i) any material breach of this Agreement by the Company (after the provision to the Company of a reasonable opportunity to cure (if cure is possible) after written notice is provided by the Executive), (ii) the assignment to the Executive of duties that are inconsistent with those of the Chief Executive Officer of the Company or that materially impair his ability to perform his duties (after the provision to the Company of a reasonable opportunity to cure (if cure is possible) after written notice is provided by the Executive), or (iii) the failure of the Board and Executive to agree on duties, the amount of time and attention required, or the amount of time required at the facilities of the Company.

6.5 Other than for Cause or Good Reason. The Executive or the Company may terminate this Agreement for any reason other than for Good Reason or Cause, respectively, upon thirty (30) days’ written notice to the Company or the Executive, as the case may be.

7. Obligations of the Company And Forfeiture of Options Upon Termination. The following provisions and the provisions of subsection 8.2 describe the entire obligations of the Company to the Executive upon termination of his employment under this Agreement.

7.1 Termination by Death or Disability or by the Company for Cause or by Resignation without Good Reason. In the event this Agreement terminates by reason of death or disability or the termination of the Executive’s employment by the Company for Cause, or by reason of the resignation of the Executive other than for Good Reason, (a) the Company shall pay to the Executive all Accrued Obligations (as defined below) and (b) the vesting of the options will cease. “Accrued Obligations” shall mean, as of the Date of Termination, the sum of (i) the amount of any cash compensation earned by the Executive as of the date of termination to the extent not theretofore paid and (ii) any, expense reimbursements and other cash entitlements accrued by the Executive as of the date of termination to the extent not theretofore paid,

7.2 Resignation with Good Reason or Termination without Cause  If (i) the Company shall terminate the Executive’s employment other than for Cause (and other than due to the Executive’s death or Disability) or (ii) the Executive shall terminate his employment for Good Reason, the Executive shall receive, in addition to the Accrued Obligations, the cash compensation that would have been payable through the termination of this Agreement and the vesting of the options will accelerate so that in such event the options will be fully vested and nonforfeitable.

8. Mitigation. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement.

9. Indemnification. The Executive shall be indemnified by the Company against liability as an officer and director of the Company and any subsidiary or affiliate of the Company to the maximum extent permitted by applicable law. To the full extent permitted under the corporate governing documents of the Company, and subject to the terms of any policies and procedures applicable to all directors and senior officers of the Company, the Company shall advance to the Executive payment of reasonable costs of defending against any claims covered by the foregoing indemnification commitment. The Executive’s rights under this Section 10 shall continue so long as he may be subject to such liability, whether or not this Agreement may have terminated prior thereto.

10. Restrictive Covenants.

11.1 Confidential Information. The Executive agrees that, both during and after his employment by the Company, he will maintain in confidence, and not disclose to any person or entity or otherwise use, any Confidential Information, except in the good faith performance of his duties or as authorized by the Company. Further, the Executive agrees that he will not use any Confidential Information received by the Company from a third party in any manner inconsistent with any agreement between the Company and such third party of which he is made aware. The Executive acknowledges that all memoranda, notes, documents, drawings, specifications, software, media and other materials containing any Confidential Information are the exclusive property of the Company and, in the event of the termination of his employment, agrees to immediately deliver to the Company all such material in his possession or control. “Confidential Information” means any (i) information received by the Company from third parties which the Company is obligated to keep confidential and (ii) any confidential or proprietary information of the Company whether or not marked or otherwise designated as confidential including, but not limited to, information that is not generally known or readily ascertainable outside the Company regarding the Company’s finances, employees, plans, marketing, customers, vendors, products, technology, designs, techniques, research, development, testing, know-how and other activities.  The foregoing shall not apply to any compelled testimony or production of information, either by legal process, subpoena or otherwise or to any response to any request for information from any governmental authority having jurisdiction over the Company; provided, however, that in the event that a Executive is requested pursuant to, or required by, applicable law, regulation or legal process to testify or otherwise respond to a request from any governmental authority, Executive shall notify the Company promptly so that the Company may seek a protective order or other appropriate remedy.  In the event that no such protective order or other remedy is obtained, or the Company Party waives compliance with the terms of this Section 11.1, Executive shall furnish only such information which he is advised by counsel is legally required and will exercise reasonable efforts to obtain reliable assurance that such information will be accorded confidential treatment.

11.2 Non-Competition; Non-Solicitation. The Executive acknowledges that the nature of his employment with the Company will give him access to trade secrets, confidential information of a technological nature, and specialized training and expertise in the specific businesses in which the Company competes. The Executive further acknowledges that he will have access to Confidential Information concerning customers of the Company and their specialized requirements, and concerning employees of the Company and their specialized abilities. The Executive acknowledges that the use of any of this information or expertise on behalf of a competitor of the Company and/or the solicitation of customers or employees of the Company would constitute unfair competition. Therefore, the Executive agrees that, during the Term, he will not work directly or indirectly (as an employee, consultant, advisor, owner or otherwise) for any business or activity which competes anywhere in the Company’s worldwide marketplace with any product or service of the Company, including any product or service that the Company was actively researching, developing, manufacturing, marketing, distributing, or otherwise commercially exploiting or preparing to exploit as of the Date of Termination;

For purposes of this subsection 11.2, “Term” means the period of the Executive’s employment with the Company as well as a period of two (2) years after termination of such employment for any reason.

12. Remedy for Violation of Section 11; Severability.

12.1 Breach. The Executive acknowledges that the Company has no adequate remedy at law and will be irreparably harmed if the Executive breaches or threatens to breach the provisions of Section 11 of this Agreement and, therefore, agrees that the Company shall be entitled to injunctive relief to prevent any breach or threatened breach of such section and that the Company shall be entitled to specific performance of the terms of such section in addition to any other legal or equitable remedy it may have.

13. No Withholding. All payments required to be made by the Company hereunder to Cirrus Advisors, Inc. will not be subject to withholding.

 14. Miscellaneous.

14.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho, without reference to principles of choice of law. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors or legal representatives.

17.2 All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party, by nationally recognized overnight courier, or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:
                       Michael Lyon
Suite 701
411 West Ontario Street
Chicago, IL 60611

If to the Company:

Atlas Mining Company
P.O. Box 2120
Osburn, ID 83849

or to such other address as either of the parties shall have furnished to the other in writing in accordance herewith. Notices and other communications shall be effective upon delivery, which may be established by a signed receipt or other customary evidence.

17.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

17.4 Any party’s failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision hereof.

17.5 This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATLAS MINING COMPANY

By:	/s/	JOHN F. LEVY
John F. Levy

Its:		Director

MICHAEL LYON

	/s/	MICHAEL LYON
Michael Lyon